                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                          9 3/4% SENIOR NOTES DUE 2011

                                       OF

                              MERITAGE CORPORATION

                                  PURSUANT TO
                         PROSPECTUS DATED JULY 18, 2001

       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON
                       AUGUST 20, 2001, UNLESS EXTENDED.

                 The Exchange Agent for the Exchange Offer is:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

          By Registered or Certified Mail                              By Facsimile:
               or Overnight Courier:
      Wells Fargo Bank, National Association                        Fax: (213) 614-3355
              707 Wilshire Boulevard,                        (For eligible institutions only)
                    17th Floor                            Wells Fargo Bank, National Association
               Los Angeles, CA 90017                               Attention: Jeanie Mar
               Attention: Jeanie Mar                               Confirm by Telephone:
                                                                      (213) 614-3349

                          By Hand (before 4:30 P.M.):

                     Wells Fargo Bank, National Association
                            707 Wilshire Boulevard,
                                   17th Floor
                             Los Angeles, CA 90017
                             Attention: Jeanie Mar

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

--------------------------------------------------------------------------------
                   DESCRIPTION OF OUTSTANDING NOTES TENDERED

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           TOTAL PRINCIPAL AMOUNT
                                                                                   TOTAL PRINCIPAL AMOUNT   OF OUTSTANDING NOTES
           NAMES(S) AND ADDRESS(ES) OF HOLDER(S)                                       REPRESENTED BY       TENDERED (MUST BE IN
           (PLEASE FILL IN, IF BLANK, EXACTLY AS                 CERTIFICATE         CERTIFICATE(S) (IF    INTEGRAL MULTIPLES OF
          NAME(S) APPEAR(S) ON OUTSTANDING NOTES)                 NUMBER(S)        ENCLOSING CERTIFICATES)       $1,000)(A)
----------------------------------------------------------- ---------------------- ----------------------- ----------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                                    Total
---------------------------------------------------------------------------------------------------------------------------------

(a) Unless indicated in the column labeled "Total Principal Amount of Outstanding Notes Tendered," any tendering Holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Total Principal Amount Represented by
    Certificate(s)."
--------------------------------------------------------------------------------

     If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

     The minimum permitted is $1,000 in principal amount of Outstanding Notes. All other tenders must be integral multiples of $1,000.

     THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROSPECTUS, DATED JULY 18, 2001 (THE "PROSPECTUS"), OF MERITAGE CORPORATION, A MARYLAND CORPORATION (THE "COMPANY"), RELATING TO THE OFFER (THE "EXCHANGE OFFER") OF THE COMPANY, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE PROSPECTUS AND HEREIN AND THE INSTRUCTIONS HERETO, TO EXCHANGE $1,000 PRINCIPAL AMOUNT OF ITS 9 3/4% SENIOR NOTES DUE 2011 (THE "EXCHANGE NOTES") FOR EACH $1,000 PRINCIPAL AMOUNT OF ITS OUTSTANDING 9 3/4% SENIOR NOTES DUE 2011 (THE "OUTSTANDING NOTES"), OF WHICH $165 MILLION AGGREGATE PRINCIPAL AMOUNT IS OUTSTANDING. THE MINIMUM PERMITTED TENDER IS $1,000 PRINCIPAL AMOUNT OF OUTSTANDING NOTES, AND ALL OTHER TENDERS MUST BE IN INTEGRAL MULTIPLES OF $1,000.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION BY FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The Exchange Offer will expire at 5:00 p.m., New York City time, on August 20, 2001 (the "Expiration Date"), unless extended.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER THEIR OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

     This Letter of Transmittal should be used only to exchange the Outstanding Notes, pursuant to the Exchange Offer as set forth in the Prospectus.


     This Letter of Transmittal is to be used: (a) if Outstanding Notes are to be physically delivered to the Exchange Agent; (b) if delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Book -- Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer-Procedures for Tendering"; or (c) delivery of Outstanding Notes is to be made according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," and, in each case, instructions are not being transmitted through DTC. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.


     Holders whose Outstanding Notes are not available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent by 5:00 p.m. on the Expiration Date nevertheless may tender their Outstanding Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."


     All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.


     HOLDERS WHO WISH TO EXCHANGE THEIR OUTSTANDING NOTES MUST COMPLETE ALL THE COLUMNS IN THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES TENDERED" ON THE PRIOR PAGE, COMPLETE THE BOX BELOW ENTITLED "METHOD OF DELIVERY" AND SIGN WHERE INDICATED BELOW.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES TENDERED" AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED IN THE PROSPECTUS AND HEREIN.

                               METHOD OF DELIVERY

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution:

       Account Number:   Transaction Code Number:

--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTIONS 1 AND 4):

       Name(s) of Registered Holder(s):

       Window Ticket Number (if any):

       Date of Execution of Notice of Guaranteed Delivery:

       Name of Eligible Institution which Guaranteed Delivery:

       IF DELIVERED BY THE BOOK-ENTRY TRANSFER FACILITY, PROVIDE THE FOLLOWING
       INFORMATION:

       [ ]  The Depository Trust Company

      Account Number:   Transaction Code Number:

--------------------------------------------------------------------------------

FOR PARTICIPATING BROKER-DEALERS ONLY
--------------------------------------------------------------------------------

[ ] CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A PARTICIPATING BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. (IF NO PARTICIPATING BROKER-DEALERS CHECK THIS BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED THIS BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS TO SUSPEND OR RESUME USE OF THE PROSPECTUS.)

       Name:

       Address:

       Telephone No.:

       Facsimile No.:

                       NOTE: SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes indicated in the box entitled "Description of Outstanding Notes Tendered." Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company and as Trustee under the indenture governing the Outstanding Notes and the Exchange Notes) with respect to such Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Outstanding Notes on the account books maintained by DTC, and to deliver all accompanying evidences of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of such Outstanding Notes for exchange pursuant to the Exchange Offer,
(b) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer, and (c) present such Outstanding Notes for transfer on the books of the Company or the trustee under the Indenture (the "Trustee") for such Outstanding Notes.

     The undersigned acknowledges that prior to this Exchange Offer, there has been no public market for the Outstanding Notes or the Exchange Notes. If a market for the Exchange Notes should develop, the Exchange Notes could trade at a discount from their principal amount. The undersigned is aware that the Company does not intend to list the Exchange Notes on a national securities exchange and that there can be no assurance that an active market for the Exchange Notes will develop.

     THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED OUTSTANDING NOTES DIRECTLY FROM THE COMPANY FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR ANY PERSON THAT IS AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF THE OUTSTANDING NOTES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION OR WOULD OTHERWISE NOT BE IN COMPLIANCE WITH ANY PROVISION OF ANY APPLICABLE SECURITY LAW.


     The undersigned represents that (a) it is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or any of the Guarantors (as defined in the Prospectus), (b) it does not have an arrangement or understanding with any person to participate in a distribution of the Exchange Notes, (c) it is not a broker-dealer that owns Outstanding Notes acquired directly from the Company or an affiliate of the Company; (d) it is acquiring the Exchange Notes in the ordinary course of its business, and (e) it is not acting on behalf of any other person that could not truthfully make the representations set forth herein. In addition, if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes it cannot rely on the interpretations of the staff of the Commission discussed under the caption "The Exchange Offer -- Resales of the Exchange Notes" and may only sell the Exchange Notes acquired by it pursuant to a registration statement containing the selling security holder information required by Item 507 or 508 of Regulation S-K under the Securities Act.


     If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


     Each broker-dealer making the representations contained in the above paragraph (a "Participating Broker-Dealer"), by tendering the Outstanding Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be.

     Each Participating Broker-Dealer should check the box herein under the caption "For Participating Broker-Dealers Only" in order to receive additional copies of the Prospectus, and any amendments and supplements thereto, for use in connection with resales of the Exchange Notes, as well as any notices from the Company to suspend and resume use of the Prospectus. By tendering its Outstanding Notes and executing this Letter of Transmittal, each Participating Broker-Dealer agrees to use its reasonable best efforts to notify the Company or the Exchange Agent when it has sold all of its Exchange Notes. If no Participating Broker-Dealers check such box, or if all Participating Broker-Dealers who have checked such box with subsequently notify the Company or the Exchange Agent that all their Exchange Notes have been sold, the Company will not be required to maintain the effectiveness of the Exchange Offer Registration Statement or to update the Prospectus and will not provide any Holders with any notices to suspend or resume use of the Prospectus.

     The undersigned understands and acknowledges that the Company reserves the right, in its sole discretion, to purchase or make offers for any Outstanding Notes that remain outstanding subsequent to the Expiration Date or to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Outstanding Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers may differ from the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that (a) the undersigned accepts the terms and conditions of the Exchange Offer, (b) the undersigned has a net long position within the meaning of Rule 14e-4 under the Exchange Act ("Rule 14e-4") equal to or greater than the principal amount of Outstanding Notes tendered hereby, (c) the tender of such Outstanding Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange), (d) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, and (e) when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby or transfer ownership of such Outstanding Notes on the account books maintained by DTC.


     The undersigned understands that tenders of the Outstanding Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.


     The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned also agrees that, except as stated in the Prospectus, the Outstanding Notes tendered hereby cannot be withdrawn.


     The undersigned understands that by tendering Outstanding Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Outstanding Notes accrued up to the date of issuance of the Exchange Notes.


     Holders of Outstanding Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.


     The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered. Outstanding Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under the box entitled "Special Delivery Instructions" below.



     Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, Exchange Notes, and Outstanding Notes not validly tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, Exchange Notes, and Outstanding Notes not validly tendered or accepted for exchange, will be returned to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any Outstanding Notes from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount of such Outstanding Notes so tendered.


     The undersigned understands that the delivery and surrender of the Outstanding Notes is not effective, and the risk of loss of the Outstanding Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the validity, form, eligibility (including time of receipt), and withdrawal of the tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.


     In order to complete this Letter of Transmittal properly, a Holder must (i) complete the box entitled "Description of Outstanding Notes Tendered," (ii) complete the box entitled "Method of Delivery" by checking one of the four boxes therein and supplying the appropriate information, (iii) if such Holder is a Participating Broker-Dealer and wishes to receive additional copies of the Prospectus for delivery in connection with resales of Exchange Notes, complete the box entitled "For Participating Broker-Dealers Only," (iv) sign this Letter of Transmittal by completing the box entitled "Please Sign Here," (v) if appropriate, check and complete the boxes relating to the "Special Issuance Instructions" and "Special Delivery Instructions" and (vi) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to the completing this Letter of Transmittal. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.


     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

X
------------------------------------------------------------------------
------------------------------------ , 2001

X
------------------------------------------------------------------------
------------------------------------ , 2001
                 (SIGNATURE(S) OF OWNER)                DATE

Area code and Telephone Number
--------------------------------------------------------------------------------

     If a Holder is tendering any Outstanding Notes, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:
----------------------------------------------------------------------
                                    (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                (NAME AND FIRM)

Dated:
------------------------------------ , 2001

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 6)

     To be completed ONLY if certificates for Outstanding Notes in a principal amount not exchanged and/or certificates for Exchange Notes are to be issued in the name of someone other than the undersigned, or if Outstanding Notes are to be returned by credit to an account maintained by the Book-Entry Transfer Facility.

Issue (check appropriate box)

[ ] Exchange Notes to:
[ ] Outstanding Notes to:

Name:
---------------------------------------------
                                 (PLEASE PRINT)

Address:
-------------------------------------------

------------------------------------------------------

------------------------------------------------------
                                   (ZIP CODE)

------------------------------------------------------
                        (TAXPAYER IDENTIFICATION NUMBER)

              (YOU MUST ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW.)

Credit unaccepted Outstanding Notes tendered by book-entry transfer to:

[ ] The Depository Trust Company account set forth below

------------------------------------------------------
                              (DTC ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 6)

     To be completed ONLY if certificates for Outstanding Notes in a principal amount not exchanged and/or certificates for Exchange Notes are to be sent to someone other than undersigned at an address other than that shown above.

Deliver (check appropriate box)

[ ] Exchange Notes to:
[ ] Outstanding Notes to:

Name:
---------------------------------------------
                                 (PLEASE PRINT)

Address:
-------------------------------------------

------------------------------------------------------

------------------------------------------------------
                                   (ZIP CODE)

------------------------------------------------------
                        (TAXPAYER IDENTIFICATION NUMBER)

              (YOU MUST ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW.)

       INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
                              AND THE SOLICITATION

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. To be effectively tendered pursuant to the Exchange Offer, the Outstanding Notes, together with a properly completed Letter of Transmittal (or facsimile thereof), or in the case of a book-entry transfer, an Agent's Message, duly executed by the registered holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal. If the beneficial owner of any Outstanding Notes is not the registered holder, then such person may validly tender his or her Outstanding Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the registered holder. OUTSTANDING NOTES SHOULD BE DELIVERED ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

     THE METHOD OF DELIVERY OF OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD NOTES WILL BE ACCEPTED.

     SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     If a holder desires to tender Outstanding Notes and such holder's Outstanding Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Outstanding Notes or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

     (a) the tender is made through an Eligible Institution (as defined herein);

     (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby, and guaranteeing that, within three business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Outstanding Notes to be tendered in proper form for transfer or a Book-Entry Confirmation, as the case may be, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

     (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, together with the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Outstanding Notes), and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three business days after the Expiration Date.

     2. WITHDRAWAL OF TENDERS. Tendered Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange.

     To be effective, a written or facsimile transmission notice of withdrawal must (a) be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange, (b) specify the name of the person who tendered the Outstanding Notes, (c) contain the description of the Outstanding Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Outstanding Notes and the aggregate principal amount represented by such Outstanding Notes and (d) be signed by the holder of such Outstanding Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the holder withdrawing the tender. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Outstanding Notes have been tendered (a) by a registered holder of Outstanding Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) for the account of an Eligible Institution. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices shall be determined by the Company, whose determination shall be final and binding on all parties. If the Outstanding Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Outstanding Notes tendered by delivery of certificates for such Outstanding Notes, the name of the registered holder (if different from that of the tendering holder) to be credited with the withdrawn Outstanding Notes. Withdrawals may not be rescinded, and any Outstanding Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus at any time on or prior to the applicable Expiration Date.

     3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

     If any Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any Outstanding Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered holder or holders specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required unless Exchange Notes are to be issued, or certificates for any untendered principal amount of Outstanding Notes are to be reissued, to a person other than the registered holder.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein, such certificates(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Outstanding Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Outstanding Notes.

     If this Letter of Transmittal or a Notice of Guaranteed Delivery or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Except as described below, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Outstanding Notes tendered pursuant hereto are tendered (a) by a registered holder of Outstanding Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or
(b) for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each as "Eligible Institutions").

     IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT IN A RECOGNIZED MEDALLION SIGNATURE PROGRAM (A "MEDALLION SIGNATURE GUARANTOR").

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box the name and address to which certificates for Exchange Notes and/or substitute certificates evidencing Outstanding Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.


     5. TAX IDENTIFICATION NUMBER WITHHOLDING. Federal income tax law of the United States requires that a holder of Outstanding Notes whose Outstanding Notes are accepted for exchange provide the Company with the holder's correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the correct taxpayer identification number, the exchanging holder of Outstanding Notes may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, interest on the Exchange Notes acquired pursuant to the Exchange Offer may be subject to backup withholding in an amount up to 31% of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained.


     To prevent backup withholding, an exchanging holder of Outstanding Notes must provide his correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Outstanding Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not yet been notified by the IRS that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the exchanging holder that such holder is no longer subject to backup withholding.

     Certain exchanging holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders other than foreign individuals (e.g., corporations) should certify, in accordance with the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal. Foreign individuals should complete and provide Form W-8 to indicate their foreign status.

     6. TRANSFER TAXES. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Exchange Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the Exchange Notes are to be issued to any person other than the holder of the Outstanding Notes tendered for exchange. The Company will pay all other charges or expenses in connection with the Exchange Offer. If holders tender Outstanding Notes for exchange and the Exchange Offer is not consummated, certificates representing the Outstanding Notes will be returned to the holders at the Company's expense. If a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal.

     7. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of the Outstanding Notes being tendered and the certificate numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     8. PARTIAL TENDERS. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the total principal amount of Outstanding Notes which are tendered in the appropriate box on the cover entitled "Description of Outstanding Notes Tendered." In the case of partial tenders, new certificates representing the Outstanding Notes in fully registered form for the remainder of the principal amount of the Outstanding Notes will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

     9. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     10. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be obtained from the Exchange Agent at its telephone number set forth on the first page of this Letter of Transmittal.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, the Exchange Agent may be required to withhold, at the relevant withholding rate which will range from 31% to 28%, a portion of certain payments made to Holders of the Exchange Notes. To prevent backup withholding on reportable payments made with respect to Exchange Notes received pursuant to the Exchange Offer, a tendering Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service ("IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, or (ii) if applicable, an adequate basis for exemption. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS and payments, including any Exchange Notes, made to such Holder with respect to Exchange Notes received pursuant to the Exchange Offer may be subject to backup withholding.

     For purposes of backup withholding, the relevant withholding rate will be 31% for reportable payments made before August 7, 2001, 30.5% for reportable payments made in the remainder of 2001, 30% for reportable payments made in the years 2002 and 2003, 29% for reportable payments made in the years 2004 and 2005, and 28% for payments made in the years 2006 through 2010. Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8 signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

     If backup withholding applies, the Exchange Agent is required to withhold, at the relevant withholding rate, a portion of any reportable payments made to the holder of the Exchange Notes or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                     WHAT NUMBER TO GIVE THE EXCHANGE AGENT


     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Exchange Notes. If the Exchange Notes will be held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

----------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME:
----------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT  -------------------------------
 FORM W-9                           AND CERTIFY BY SIGNING AND DATING BELOW.                    Social Security Number
                                                                                                          OR
                                                                                           -------------------------------
                                                                                            Employer Identification Number
                                   -----------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY         PART 2 -- CERTIFICATION -- Under penalties of
 INTERNAL REVENUE SERVICE           perjury, I certify that:                                          PART 3 --
                                    (1) The number shown on this form is my correct                  Awaiting TIN
 PAYER'S REQUEST FOR                Taxpayer Identification Number (or I am waiting for a
 TAXPAYER IDENTIFICATION                number to be issued to me) and                                   [ ]
 NUMBER (TIN)
                                    (2) I am not subject to backup withholding because    ---------------------------------
                                    (a) I am exempt from backup withholding or (b) I have
                                        not been notified by the Internal Revenue Service
                                        (the "IRS") that I am subject to backup as a                  PART 4 --
                                        result of failure to report all interest or                     Exempt
                                        dividends or (c) the IRS has notified me that I
                                        am no longer subject to backup withholding.                      [ ]
                                   -----------------------------------------------------------------------------------------
                                    CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4 above.
----------------------------------------------------------------------------------------------------------------------------

                                                         Signature
---------------------------------------------------------------------------------------------------------------------------- Date
---------------------------------------------------------------------------------------------------------------------------------- ,
2001
----------------------------------------------------------------------------------------------------------------------------
                                                    NAME (PLEASE PRINT)
----------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF UP TO 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9.

                     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
               IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature
---------------------------------------------------------------------  Date

------------------------ , 2001


--------------------------------------------------------------------------------
                              NAME (PLEASE PRINT)

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

A. TIN -- The Taxpayer Identification Number for most individuals is their social security number. Refer to the following chart to determine the appropriate number:

-------------------------------------------------------------
                                               GIVE THE
                                           SOCIAL SECURITY
                                              NUMBER OR
                                               EMPLOYER
                                            IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:              NUMBER OF:
-------------------------------------------------------------
 1.  Individual                          The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. Revocable savings trust          The
     (grantor is also trustee)           grantor-trustee(1)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under State law
 5.  Sole proprietorship                 The owner(3)
 6.  A valid trust, estate or pension    Legal entity(4)
     trust
 7.  Corporate                           The corporation
 8.  Association, club, religious,       The organization
     charitable, educational or other
     tax exempt organization
 9.  Partnership                         The partnership
10.  A broker or registered nominee      The broker or
                                         nominee
11.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity that receives
     agricultural program payments.
-------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's name and social security number.
(3) Show the individual's name. You may use either your Social Security number or your employer identification number.
(4) List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

B. EXEMPT PAYEES -- The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN in order to establish that you are exempt. Check the box in Part II of the form, sign and date the form.

For this purpose, Exempt Payees include: (1) a corporation; (2) an organization exempt from tax under section 501(a), or an individual retirement plan (IRA) or a custodial account under section 403(b)(7); (3) the United States or any of its agencies or instrumentalities; (4) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions, or instrumentalities; (5) a foreign government or any of its political subdivisions, agencies or instrumentalities; (6) an international organization or any of its agencies or instrumentalities; (7) a foreign central bank of issue; (8) a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.; (9) a real estate investment trust; (10) an entity or person registered at all times during the tax year under the Investment Company Act of 1940; (11) a common trust fund operated by a bank under section 584(a); (12) a financial institution; (13) a trust exempt from tax under section 664 or described in section 4947; (14) a futures commission merchant registered with the Commodity Futures Trading Commission; and (15) a middleman known in the investment community as a nominee or custodian.

C. OBTAINING A NUMBER -- If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

D. PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes.

Payors must be given the numbers whether or not payees are required to file tax returns. Payors must generally withhold, at a maximum rate of 31%, a portion of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.


E. PENALTIES --


(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE.

                         NOTICE OF GUARANTEED DELIVERY

                             TO TENDER FOR EXCHANGE
                          9 3/4% SENIOR NOTES DUE 2011

                                       OF

                              MERITAGE CORPORATION

                                  PURSUANT TO
                         PROSPECTUS DATED JULY 18, 2001

     This Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept the offer (the "Exchange Offer") of Meritage Corporation, a Maryland corporation (the "Company"), to exchange $1,000 principal amount of its 9 3/4% Senior Notes due 2011 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 9 3/4% Senior Notes due 2011 (the "Outstanding Notes") if (a) certificates representing the Outstanding Notes are not immediately available or (b) time will not permit the Outstanding Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Date. This form may be delivered by an Eligible Institution (as defined) by mail or hand delivery, or transmitted via facsimile, telegram or telex, to the Exchange Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus dated July 18, 2001 (the "Prospectus").

     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL THE SURRENDER OF OUTSTANDING NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS OF OUTSTANDING NOTES IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON AUGUST 20, 2001, UNLESS EXTENDED. TENDERS OF 9 3/4% SENIOR NOTES DUE 2011 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

                   The Exchange Agent for the Exchange Offer:


     By Registered or Certified Mail:               By Overnight Courier:
  Wells Fargo Bank, National Association   Wells Fargo Bank, National Association
          707 Wilshire Boulevard,                  707 Wilshire Boulevard,
                17th Floor                               17th Floor
           Los Angeles, CA 90017                    Los Angeles, CA 90017
           Attention: Jeanie Mar                    Attention: Jeanie Mar
        By Hand (before 4:30 P.M.):                     By Facsimile:
  Wells Fargo Bank, National Association             Fax: (213) 614-3355
          707 Wilshire Boulevard,          Wells Fargo Bank, National Association
                17th Floor                          Attention: Jeanie Mar
           Los Angeles, CA 90017            Confirm by Telephone: (213) 614-3349
           Attention: Jeanie Mar


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, TELEGRAM OR TELEX, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Outstanding Notes set forth in the Letter of Transmittal.

     Subject to and effective upon acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Outstanding Notes tendered hereby. In the event of a termination of the Exchange Offer, the Outstanding Notes tendered pursuant thereto will be returned promptly to the tendering Outstanding Note holder.

     The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Prospectus and the Letter of Transmittal, has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                                                PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holder(s) or Authorized           Address(es): ---------------------------------------------
Signatory:                                                   -----------------------------------------------------------
-----------------------------------------------------------  -----------------------------------------------------------
-----------------------------------------------------------  -----------------------------------------------------------
Name(s) of Registered Holder(s):                             Area Code and Telephone No.:
-----------------------------------------------------------  -----------------------------------------------------------
-----------------------------------------------------------  If Outstanding Notes will be delivered by a book-entry
Principal Amount of Outstanding Notes Tendered:              transfer, provide the following information:
-----------------------------------------------------------  Transaction Code No.: -----------------------------------
Certificate No(s). of Outstanding Notes (if available):      Depository Account No.: --------------------------------
-----------------------------------------------------------
-----------------------------------------------------------


This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Outstanding Notes exactly as their name(s) appear(s) on the Outstanding Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, guardian, attorney-in-fact, officer of a corporation, executor, administrator, agent or other representative, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):
--------------------------------------------------------------------------------
Capacity:
--------------------------------------------------------------------------------
Address(es):
--------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution"), hereby guarantees that, within three business days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Outstanding Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at a Book-Entry Transfer Facility) and all other required documents will be deposited by the undersigned with the Exchange Agent at one of its addresses set forth above.

Name of Firm:
  ----------------------------------------
                                                  ----------------------------------------------
                                                  AUTHORIZED SIGNATURE
Address:                                          Name:
----------------------------------------------    ----------------------------------------------
                                                  Title:
----------------------------------------------    ----------------------------------------------

Area Code and                                     Date: ---------
Telephone Number:
  -----------------------------------

DO NOT SEND OUTSTANDING NOTES WITH THIS FORM. ACTUAL SURRENDER OF OUTSTANDING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                              MERITAGE CORPORATION

                               OFFER TO EXCHANGE

                          9 3/4% SENIOR NOTES DUE 2011
                          FOR ANY AND ALL OUTSTANDING
                          9 3/4% SENIOR NOTES DUE 2011

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON AUGUST 20,
   2001, UNLESS EXTENDED. TENDERS OF 9 3/4% SENIOR NOTES DUE 2011 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF
                                  TRANSMITTAL.

                                 July 20, 2001

To Our Clients:

     Enclosed for your consideration is the Prospectus dated July 18, 2001 (the "Prospectus") and the related Letter of Transmittal and instructions thereto (the "Letter of Transmittal") in connection with the offer (the "Exchange Offer") of Meritage Corporation, a Maryland corporation ("the Company"), to exchange $1,000 principal amount of its 9 3/4% Senior Notes due 2011 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 9 3/4% Senior Notes due 2011 (the "Outstanding Notes").

     Consummation of the Exchange Offer is subject to certain conditions described in the Prospectus. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

     WE ARE THE REGISTERED HOLDER OF OUTSTANDING NOTES HELD BY US FOR YOUR ACCOUNT. A TENDER OF ANY SUCH OUTSTANDING NOTES CAN BE MADE ONLY BY US AS THE REGISTERED HOLDER AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER OUTSTANDING NOTES HELD BY US FOR YOUR ACCOUNT.

     Accordingly, we request instructions as to whether you wish us to tender any or all such Outstanding Notes held by us for your account pursuant to the terms and conditions set forth in the Prospectus and the Letter of Transmittal. We urge you to read carefully the Prospectus and the Letter of Transmittal before instructing us to tender your Outstanding Notes.

     Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Outstanding Notes on your behalf in accordance with the provisions of the Exchange Offer. THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON AUGUST 20, 2001 (THE "EXPIRATION DATE"), UNLESS EXTENDED. Outstanding Notes tendered pursuant to the Exchange Offer may only be withdrawn under the circumstances described in the Prospectus and the Letter of Transmittal.

     Your attention is directed to the following:

          1. The Exchange Offer is for the entire aggregate principal amount of Outstanding Notes.

          2. Consummation of the Exchange Offer is conditioned upon the conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions of the Exchange Offer."

          3. The Exchange offer and withdrawal rights will expire at 5:00 p.m., New York City time on August 20, 2001, unless extended. Tendering holders may withdraw their tender at any time until 5:00 p.m., New York City time, on the Expiration Date.

          4. Any transfer taxes incident to the transfer of Outstanding Notes from the tendering holder to the Company will be paid by the Company, except as provided in the Prospectus and the instructions to the Letter of Transmittal.

          5. The Exchange Offer is not being made to (nor will the surrender of Outstanding Notes for exchange be accepted from or on behalf of) holders of Outstanding Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

          6. The acceptance for exchange of Outstanding Notes validly tendered and not validly withdrawn and the issuance of Exchange Notes will be made as promptly as practicable after the Expiration Date. However, subject to rules promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company expressly reserves the right to delay acceptance of any of the Outstanding Notes or to terminate the Exchange Offer and not accept for purchase any Outstanding Notes not theretofore accepted if any of the conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions of the Exchange Offer" shall not have been satisfied or waived by the Company.

          7.  The Company expressly reserves the right, in its sole discretion,
     (i) to delay accepting any Outstanding Notes, (ii) to extend the Exchange Offer, (iii) to amend the terms of the Exchange Offer or (iv) to terminate the Exchange Offer. Any delay, extension, amendment or termination will be followed as promptly as practicable by oral or written notice to the Exchange Agent and the Company will mail to the registered holders an announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Except as otherwise provided in the Prospectus, withdrawal rights with respect to Outstanding Notes tendered pursuant to the Exchange Offer will not be extended or reinstated as a result of an extension or amendment of the Exchange Offer.

          8. Consummation of the Exchange Offer may have adverse consequences to non-tendering Outstanding Note holders, including that the reduced amount of Outstanding Notes as a result of the Exchange Offer may adversely affect the trading market, liquidity and market price of the Outstanding Notes.

     If you wish to have us tender any or all of the Outstanding Notes held by us for your account, please so instruct us by completing, executing and returning to us the instruction form that follows. IF YOU DO NOT INSTRUCT US TO TENDER YOUR OUTSTANDING NOTES, THEY WILL NOT BE TENDERED.

                              MERITAGE CORPORATION

                      INSTRUCTIONS REGARDING THE EXCHANGE
                           OFFER WITH RESPECT TO THE
                          9 3/4% SENIOR NOTES DUE 2011

     THE UNDERSIGNED ACKNOWLEDGE(S) RECEIPT OF YOUR LETTER AND THE ENCLOSED DOCUMENTS REFERRED TO THEREIN RELATING TO THE EXCHANGE OFFER OF THE COMPANY.

     THIS WILL INSTRUCT YOU WHETHER TO TENDER THE PRINCIPAL AMOUNT OF OUTSTANDING NOTES INDICATED BELOW HELD BY YOU FOR THE ACCOUNT OF THE UNDERSIGNED PURSUANT TO THE TERMS OF AND CONDITIONS SET FORTH IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

Box 1 [ ]  Please tender the Outstanding Notes held by you for my account, as indicated below.

Box 2 [ ]  Please do not tender any Outstanding Notes held by you for my account.

Date: , 2001

Principal Amount of Outstanding Notes to be Tendered:

$
----------------------------------------------------------     *
----------------------------------------------------------

(must be in the principal amount of $1,000 or an integral multiple thereof)

--------------------------------------------------------------------------------
                                  Signature(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Please print name(s) here

--------------------------------------------------------------------------------
                          Please type or print address

--------------------------------------------------------------------------------
                         Area Code and Telephone Number

--------------------------------------------------------------------------------
               Taxpayer Identification or Social Security Number

--------------------------------------------------------------------------------
                           My Account Number with You
---------------
* UNLESS OTHERWISE INDICATED, SIGNATURE(S) HEREON BY BENEFICIAL OWNER(S) SHALL CONSTITUTE AN INSTRUCTION TO THE NOMINEE TO TENDER ALL OUTSTANDING NOTES OF SUCH BENEFICIAL OWNER(S).

                              MERITAGE CORPORATION

                               OFFER TO EXCHANGE

                          9 3/4% SENIOR NOTES DUE 2011
                          FOR ANY AND ALL OUTSTANDING
                          9 3/4% SENIOR NOTES DUE 2011

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON AUGUST 20,
   2001, UNLESS EXTENDED. TENDERS OF 9 3/4% SENIOR NOTES DUE 2011 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS AND THE LETTER OF
                                  TRANSMITTAL.

To Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees:

     We have been appointed by Meritage Corporation, a Maryland corporation (the "Company"), to act as the Exchange Agent in connection with the offer (the "Exchange Offer") of the Company to exchange $1,000 principal amount of its 9 3/4% Senior Notes due 2011 (the "Exchange Notes") for each $1,000 principal amount of its 9 3/4% Senior Notes due 2011 (the "Outstanding Notes"), upon the terms and subject to the conditions set forth in the Prospectus dated July 18, 2001 (the "Prospectus") and in the related Letter of Transmittal and the instructions thereto (the "Letter of Transmittal").

     Enclosed herewith are copies of the following documents:

          1. The Prospectus;

          2. The Letter of Transmittal for your use and for the information of clients, together with guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

          3. Notice of Guaranteed Delivery to be used to accept the Exchange Offer if the Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date (as defined);

          4. A form of letter which may be sent to your clients for whose account you hold the Notes in your name or in the name of a nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

          5. A return envelope addressed to the Exchange Agent.

     PLEASE NOTE THAT THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON AUGUST 20, 2001 (THE "EXPIRATION DATE"), UNLESS EXTENDED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

     The Company will not pay any fees or commission to any broker or dealer or other person (other than to the Exchange Agent) for soliciting tenders of the Notes pursuant to the Exchange Offer. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

     Additional copies of the enclosed materials may be obtained by contacting the Exchange Agent as provided in the enclosed Letter of Transmittal.

                                         Very truly yours,

                                         Wells Fargo Bank, National Association

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE COMPANY OR THE EXCHANGE AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ON BEHALF OF ANY OF THEM WITH RESPECT TO THE EXCHANGE OFFER NOT CONTAINED IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL.